================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 1998

                                STARWOOD HOTELS &
                                     RESORTS
               (Exact Name of Registrant as Specified in Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

                                     1-6828
                            (Commission File Number)

                                   52-0901263
                      (I.R.S. Employer Identification No.)

                             777 Westchester Avenue
                          White Plains, New York 10604
                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (914) 640-8100
                         (Registrant's telephone number,
                              including area code)

                                STARWOOD HOTELS &
                             RESORTS WORLDWIDE, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

                                     1-7959
                            (Commission File Number)

                                   52-1193298
                      (I.R.S. Employer Identification No.)

                             777 Westchester Avenue
                          White Plains, New York 10604
                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (914) 640-8100
                         (Registrant's telephone number,
                              including area code)


================================================================================

Item 5.  Other Events.

      On December 31, 1998, Starwood Hotels & Resorts Worldwide, Inc. executed the First Indenture Supplement (the "Supplement") to the Amended and Restated Indenture dated as of December 19, 1995 (the "Indenture"), between ITT Corporation, a Nevada corporation, as issuer (the "Issuer"), and The First National Bank of Chicago, a national banking association, as trustee, and became the Guarantor (as defined in the Supplement) of Securities (as defined in the Indenture) issued pursuant to the Indenture with an aggregate outstanding principal amount of $2 billion. The other parties to the Supplement are the Issuer and The Bank of New York, a New York banking corporation, as trustee (successor to The First National Bank of Chicago pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of January 27, 1997).

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c)  Exhibits:

      4.1 First Indenture Supplement dated as of December 31, 1998, among ITT Corporation, Starwood Hotels & Resorts Worldwide, Inc. and The Bank of New York.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 31, 1998


                                    STARWOOD HOTELS & RESORTS


                                    By: /s/ Barry Sternlicht
                                       __________________________________
                                         Name: Barry Sternlicht
                                         Title: Chairman & CEO


                                    STARWOOD HOTELS & RESORTS
                                    WORLDWIDE, INC.


                                    By: /s/ Mark D. Rozells
                                       __________________________________
                                         Name: Mark D. Rozells
                                         Title: Sr. Vice President & Treasurer

                                  EXHIBIT INDEX


            The following exhibits are filed herewith:

Exhibit No.                                                                      Page No.
-----------                                                                      --------
4.1         First Indenture Supplement dated as of December 31, 1998, among
            ITT Corporation, Starwood Hotels & Resorts Worldwide, Inc. and
            The Bank of New York.